SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                               Amendment No. 1 to
                                    Form 8-K
                                       on
                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)      August 31, 2001
                                                      ---------------



                              SHOCHET HOLDING CORP.
               (Exact Name of Registrant as Specified in Charter)



            Delaware                1-15733                 59-2651232
----------------------------   -----------------    -------------------------
(State or Other Jurisdiction   (Commission File     (IRS Employer
    of Incorporation)           Number)             Identification No.)



433 Plaza Real, Suite 245, Boca Raton, Florida                   33432
-------------------------------------------------        -------------------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code     (561) 362-9300
                                                     ------------------



                                 Not Applicable
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.       Acquisition or Disposition of Assets

         The Company and SSI Securities Corp. (formerly Shochet Securities, Inc., "SSI") have entered into an Agreement dated as of November 7, 2001 (the "November 7, 2001 Agreement") with BlueStone Capital Corp. ("BlueStone"), BlueStone Holding Corp. (formerly HealthStar Corp.) and Sands Brothers & Co., Ltd. ("Sands"), which amended the Agreement, dated August 1, 2001, as previously amended and supplemented on August 31, 2001, among all of the parties other than Sands. Under the November 7, 2001 Agreement, SSI relinquished its right to receive a cash fee equal to 8% of gross revenues generated and collected by BlueStone from the customer accounts previously transferred to BlueStone in exchange for an aggregate cash payment of $314,000. In addition, the parties further agreed that certain lease obligations of SSI relating to former branch offices of SSI previously intended to be transferred to BlueStone would be assumed by Sands.

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits

      (b)   Pro Forma Financial Information

            Pro Forma Consolidated Condensed Balance Sheet at July 31, 2001 and
                notes thereto

            Pro Forma Consolidated Condensed Statements of Operations
                for the six months ended July 31, 2001 and notes thereto

            Pro Forma Consolidated Statements of Operations for the year ended January 31, 2001 and notes thereto

      (c)   Exhibits

      Exhibit
      Number   Description
      -------  -----------
      10.4     Agreement, dated as of November 7, 2001, among Shochet Holding
               Corp., SSI Securities  Corp.,  BlueStone Capital Corp.,
               BlueStone Holding Corp. and Sands Brothers & Co., Ltd.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


         The accompanying unaudited pro forma consolidated balance sheet and statements of operations of Shochet Holding Corp. and Subsidiaries give effect to the sale and transfer to BlueStone of the substantial majority of its securities brokerage accounts, registered representatives and employees and other tangible and intangible assets. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma balance sheet as of July 31, 2001 and the Unaudited Pro Forma Statements of Operations for the six months ended July 31, 2001 and for the year ended January 31, 2001 do not purport to represent what the financial position and results of operations of Shochet Holding Corp. would actually have been if the sale had in fact occurred on July 31 or January 31, 2001, nor do they purport to project the results of operations or financial position of Shochet Holding Corp. for any future period or as of any date.

                            SHOCHET HOLDING CORP. AND SUBSIDIARIES
                              UNAUDITED PRO FORMA BALANCE SHEET
                                       July 31, 2001

                                                             Consolidated Amount   Pro Forma Adjustments       Pro Forma
                                                               Prior to Sale           Dr          Cr.           Amount
                                                             -------------------  --------------------------  -------------
ASSETS:
   Cash and cash equivalents                                       $    994,000     $        -   $        -      $ 994,000
   Receivable from broker dealers                                     1,497,000                   1,497,000              -
   Securities owned at market value                                     425,000                     425,000              -
   Receivable from FFGI                                                   2,000                       2,000              -
   Notes receivable from officers and employees, net                    390,000                     347,000         43,000
   Office furniture equipment and leasehold improvements, net           844,000                     844,000              -
   Goodwill, net                                                      1,452,000                   1,452,000              -
   Net assets from discontinued operations                                    -      1,986,000                   1,986,000
   Investment in BlueStone Holding Corp.                                      -        145,000                     145,000
   Other assets                                                         566,000              -      559,000          7,000
                                                                   ------------   ------------   ----------     ----------
        Total Assets                                               $  6,170,000   $  2,131,000  $ 5,126,000    $ 3,175,000
                                                                   ============   ============  ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
   Commissions payable                                                $ 302,000      $ 302,000  $         -    $         -
   Notes payable                                                        226,000         57,000            -        169,000
   Accounts Payable and accrued expenses                                526,000        526,000            -              -
   Deferred revenue                                                     867,000        867,000            -              -
                                                                   ------------   ------------   ----------     ----------
                                                                      1,921,000      1,752,000            -        169,000

   Liabilities subordinated to the claims of general creditors          500,000        500,000            -              -
                                                                   ------------   ------------   ----------     ----------
        Total Liabilities                                             2,421,000      2,252,000            -        169,000
                                                                   ------------   ------------   ----------     ----------

STOCKHOLDERS' EQUITY:
    Preferred stock ($.0001 par value; 1,000,000 shares authorized)
          No shares issued and outstanding )                                  -              -            -              -
    Common stock ($.0001 par value; 15,000,000 shares authorized;
        2,245,000 shares issued at July 31, 2001 and 2,225,000 shares
        shares outstanding at July 31, 2001)                                  -              -            -              -
    Treasury stock at cost ( 20,000 shares at July 31, 2001)            (90,000)             -            -        (90,000)
     Loans to officers and employees                                   (166,000)             -            -       (166,000)
    Additional paid-in capital                                       10,196,000              -            -     10,196,000
    Accumulated deficit                                              (6,191,000)       743,000            -     (6,934,000)
                                                                   ------------   ------------   ----------     ----------
        Total Stockholders' Equity                                    3,749,000        743,000            -      3,006,000
                                                                   ------------   ------------   ----------     ----------
        Total Liabilities and Stockholders' Equity                 $  6,170,000   $  2,995,000   $        -    $ 3,175,000
                                                                   ============   ============  ===========    ===========

  See notes to unaudited pro forma financial statements.


                               SHOCHET HOLDING CORP. AND SUBSIDIARIES
                               Unaudited Pro Forma Statement of Operations
                                For the Six Months Ended July 31, 2001



                                                       Consolidated
                                                         Amounts             Pro Forma Adjustments        Pro Forma
                                                      Prior to Sale             Dr            Cr.          Amounts
                                                    -------------------   ----------------------------  ---------------
REVENUES:
  Commissions                                            $ 3,070,000        $ 3,070,000   $       -       $        -
  Interest                                                   397,000            373,000           -           24,000
  Other                                                      622,000            622,000           -                -
                                                         -----------        -----------   ---------       ----------

               TOTAL REVENUES                              4,089,000          4,065,000           -           24,000

EXPENSES:
  Compensation and benefits                                3,658,000                      3,656,000            2,000
  Brokerage, clearing and exchange fees                      422,000                        422,000                -
  Occupancy and equipment                                    692,000                        692,000                -
  Communications                                             264,000                        264,000                -
  Business development                                       598,000                        598,000                -
  Professional services                                      228,000                        197,000           31,000
  Other                                                      791,000                  -     714,000           77,000
                                                         -----------        -----------   ---------       ----------

               TOTAL EXPENSES                              6,653,000                  -   6,543,000          110,000
                                                         -----------        -----------   ---------       ----------

LOSS FROM OPERATIONS                                      (2,564,000)         4,065,000   6,543,000          (86,000)


DISCONTINUED OPERATIONS:
   Loss from discontinued operations                               -          2,478,000           -       (2,478,000)
                                                         -----------        -----------   ---------       ----------

NET LOSS                                                $ (2,564,000)       $ 6,543,000  $6,543,000     $ (2,564,000)
                                                        ============        ===========  ==========     =============





       See notes to unaudited pro forma financial statements.

                           SHOCHET HOLDING CORP. AND SUBSIDIARIES
                           Unaudited Pro Forma Statement of Operations
                              For the Year Ended January 31, 2001




                                                     Consolidated
                                                       Amounts             Pro Forma Adjustments        Pro Forma
                                                    Prior to Sale             Dr            Cr.          Amounts
                                                  -------------------   ----------------  ------------  ---------------
REVENUES:
  Commissions                                            $ 6,215,000        $ 6,215,000   $         -      $         -
  Interest                                                   985,000            796,000             -          189,000
  Other                                                    1,000,000            782,000             -          218,000
                                                         -----------        -----------   -----------      -----------

               TOTAL REVENUES                              8,200,000          7,793,000             -          407,000
                                                         -----------        -----------   -----------      -----------

EXPENSES:
  Compensation and benefits                                5,776,000                        5,776,000                -
  Brokerage, clearing and exchange fees                    1,020,000                        1,020,000                -
  Occupancy and equipment                                  1,128,000                        1,128,000                -
  Communications                                             961,000                          961,000                -
  Management fees                                             38,000                           38,000                -
  Business development                                     1,113,000                        1,113,000                -
  Professional services                                      266,000                          216,000           50,000
  Other                                                      973,000                  -       718,000          255,000
                                                         -----------        -----------   -----------      -----------

               TOTAL EXPENSES                             11,275,000                  -    10,970,000          305,000
                                                         -----------        -----------   -----------      -----------

LOSS FROM OPERATIONS                                      (3,075,000)         7,793,000    10,970,000          102,000

DISCONTINUED OPERATIONS:
   Loss from discontinued operations                               -          3,177,000             -       (3,177,000)
                                                         -----------        -----------   -----------      -----------

NET LOSS                                                $ (3,075,000)     $ 10,970,000   $ 10,970,000     $ (3,075,000)
                                                        ============      ============   ============     ============






       See notes to unaudited pro forma financial statements.

                              SHOCHET HOLDING CORP.

                 NOTES TO THE UNAUDITED PRO FORMA BALANCE SHEET

          The adjustments to the unaudited pro forma balance sheet as of July 31, 2001 and the unaudited pro forma statements of operations for the six months ended July 31, 2001 and for the year ended January 31, 2001 assume the transaction described in this Current Report on Form 8-K/A occurred as of July 31, 2001 and January 31, 2001, respectively, and are as follows:

(1) To reflect the sale of assets and assumption of liabilities in connection with the agreement for future contingent consideration, which has not been valued.

(2) To reflect the receipt of 100,000 restricted shares of the common stock of BlueStone Holding Corp. based on a fair market value of $1.45 per share or $145,000 as of August 31, 2001.

(3) To reclassify assets and liabilities from discontinued operations.


                     SHOCHET HOLDING CORP. AND SUBSIDIARIES
                         Unaudited Pro Forma Adjustments


Pro Forma adjustments reflect the following transaction:

Pro Forma adjustments - Balance Sheet as of July 31, 2001 and statement of operations for the six months ended July 31, 2001

                                                                             Dr.            Cr.
     1)
     Loss on sale of net assets                                               743,000
             Office furniture, equipment and leasehold                                     694,000
             Goodwill, net                                                               1,452,000
             Other assets                                                                  109,000
     Investment in BlueStone Holding Corp.                                    145,000
     Subordinated note                                                        500,000
     Deferred revenues                                                        867,000

     To reflect sale of net assets

     2)
     Net assets from discontinued operations                                1,986,000
            Receivable from broker dealers                                               1,497,000
            Securities owned at market value                                               425,000
            Receivable from FFGI                                                             2,000
            Notes receivable from officers and employees                                   347,000
            Office furniture, equipment and leasehold                                      150,000
            Other asset                                                                    450,000
     Commissions payable                                                      302,000
     Notes payable                                                             57,000
     Accounts payable and accrued expenses                                    526,000

     To reclassify net asset to net assets from discontinued operations


     3)

     Loss from Discontinued operations                                      2,478,000
     Commissions                                                            3,070,000
     Interest                                                                 373,000
     Other                                                                    622,000
            Compensation and benefits                                                    3,656,000
            Brokerage, clearing and exchange fees                                          422,000
            Occupancy and equipment                                                        692,000
            Communications                                                                 264,000
            Business development                                                           598,000
            Professional services                                                          197,000
            Other                                                                          714,000


(continued)

                                       6

     To reclassify balances from operations to discontinued operations



Pro Forma adjustments - Statement of operations for the year ended January 31, 2001


                                                                             Dr.            Cr.
     1)

     Loss from Discontinued operations                                     3,177,000
     Commissions                                                           6,215,000
     Interest                                                                796,000
     Other                                                                   782,000
            Compensation and benefits                                                    5,776,000
            Brokerage, clearing and exchange fees                                        1,020,000
            Occupancy and equipment                                                      1,128,000
            Communications                                                                 961,000
            Management fees                                                                 38,000
            Business development                                                         1,113,000
            Professional services                                                          216,000
            Other                                                                          718,000

     To reclassify balances from operations to discontinued operations

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     November 14, 2001               SHOCHET HOLDING CORP.



                                            By: /s/ Arnold Roseman
                                                ------------------
                                                Arnold Roseman
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number     Description
-------    -----------

10.4 Agreement, dated as of November 7, 2001, among Shochet Holding Corp., SSI Securities Corp., BlueStone Capital Corp., BlueStone Holding Corp. and Sands Brothers & Co., Ltd.




















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